                                                                  EXHIBIT 10.7
                                 PROMISSORY NOTE

ALPHARETTA, GEORGIA                               DATE: NOVEMBER 24, 2003

PRINCIPAL AMOUNT: US $289,000
INTEREST RATE: 10% per annum

DUE DATE: MARCH 31, 2004

FOR VALUE RECEIVED the undersigned, Syndicated Food Services International Inc., a Florida corporation (the "Borrower") promises to pay to the order of FIDRA HOLDINGS LTD., OR ITS SUCCESSORS OR ASSIGNS (THE "HOLDER"), the sum of Two Hundred Eighty Nine Dollars (USD $289,000.00) (The Principal) on March 31, 2004 (The "Maturity Date"), together with the interest at the rate of Ten per cent (10%) per annum on the principal amount outstanding from time to time until paid in full. All sums due hereunder shall be paid by the Borrower to the holder of this Note at such address as designated by the holder of this Note to the Borrower.

In the event a default shall be made in payment of any installment of interest or principal or other charges when due all such amounts shall bear interest at a default rate of interest from the date of default at the rate of 15 % per annum and shall be immediately due and payable. In the event of any default hereunder the holders shall be entitled to all remedies at law or in equity and shall be entitled to all costs and expenses incurred by its, including attorneys fees.

This Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to conflict of law principles. Any dispute with respect to the interpretation of this Note or the rights and obligations of the parties shall be exclusively brought in a proceeding in the United States District Court for the Southern District of Florida or if such court lacks subject matter jurisdiction in the Supreme Court of the State of Florida. Each of the holder and the Borrower waives the right to context the jurisdiction or venue of either of such courts or to claim it is an inconvenient forum.

Neither the Borrower nor the holder may claim the right to have a jury trial and the Borrower shall have no right of offset or counterclaim.

The Borrower expressly waives the right to notice of any default or the right to presentment or demand.

The proceeds of this Note shall be used to fund principal and interest payments to Charles and Marjorie Beasley pursuant to the Promissory Note issued to purchase, in part, Beasley Food Service, Inc. and Beasley Transportation, Inc.

SYNDICATED FOOD SERVICE INTERNATIONAL INC.


BY: __________________________________
         THOMAS P. TANIS, JR.
         CHIEF EXECUTIVE OFFICER

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.



                  SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

               Incorporated Under the Laws of the State of Florida

Warrant #030001                                            13,050 Common Stock
                                                           Purchase Warrants

                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS


        1. Warrant. This Warrant Certificate certifies that Fidra Holdings, Ltd. or its registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the Common Stock, $.001 par value (a "Share"), of Syndicated Food Service International, Inc., a Florida Corporation (the "Company"), from the Company at a purchase price of fifty cents ($0.50) per Share (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.

Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

        2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

        3. Exercise. Subject to the terms hereof, the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part and at any time during the period (the "Exercise Period") commencing on the date hereof and terminating at the close of business on December 31, 2004 (the "Expiration Date"). The Exercise Period may be extended by the Company's Board of Directors in its sole discretion.

A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

        4. Redemption of Warrants by Company. The Company shall have the right and option, upon 20 days prior written notice to each Registered Holder, to call, redeem and acquire at the redemption price of $.01 per Warrant all of the Warrants which remain outstanding and unexercised at the date fixed for redemption (the "Redemption Date"). The Redemption Date shall be no less than 20 days after the notice date and the Registered Holders shall have the right during the period immediately following the date of such notice and prior to the Redemption Date to exercise the Warrants in accordance with Section 3 hereof.

        5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

The Registered Holder shall pay all documentary stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

        6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonable acceptable to the Company and its counsel. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefore the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.

        7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Warrant Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

        8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section 8 (a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination (in each case, a "Sale Transaction"), shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediate before such event had the Warrant been exercised immediate prior to such event; provided, however, that in the event of a Sale Transaction, the Company shall have the right and option on ten (10) days prior notice to the Registered Holder to call, redeem and acquire all Warrants which remain outstanding and unexercised as of the date fixed for redemption by Company in such notice at a price of $.01 per Warrant it, only if the value of the Common Stock of the Company following the occurrence of the Sale Transaction will equal or exceed $10.00 per share.

In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

        9. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

        10. Piggyback Registration Rights. With respect to the Shares to be issued upon exercise of the Warrants, the Registered Holder shall have "piggyback" registration rights with respect to the Shares as follows:

        (a) If the Company at any time within two (2) years following the issuance of this Warrant proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8 or other form not available for registering the Shares issuable upon exercise of the Warrants, which are collectively referred to as the "Eligible Shares", for sale to the Public), it will give prompt written notice to the Registered Holder of its intention to do so and of the proposed method of distribution of such securities. Such "piggyback" registration rights shall only be available if (1) the Warrants have not expired or (2) the Warrants have been exercised in whole or in part and Shares have been issued thereby. Upon the giving of any such notice by the Company to register any of its securities as set forth above, the Company will use its best efforts to cause the Eligible Shares to be covered by the registration statement proposed to be filed by the Company to the extent and under the conditions such registration is permitted under the Act. In the event that any registration pursuant to this Section 10(a) shall be, in whole or in part, an underwritten public offering of the Company's common stock, the number of Eligible Shares to be included for an on behalf of all Registered Holders in such an underwriting may be reduced if an to the extent that the managing underwriter shall be of the reasonable opinion (a written copy of which shall be sent to each Registered Holder) that the inclusion of some or all of the Eligible Shares would materially adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to above without thereby incurring any liability to any Registered Holder, provided that the Company shall nonetheless be obligated to pay all Registration Expenses (as defined in (d) below) and Selling Expenses (as defined in (d) below) associated with such withdrawn registration statement. The Company shall not be required to effect more than one registration pursuant to this Section 10, provided that all of the Eligible Shares shall have been included in such registration, and provided that in the event the Company withdraws such registration statement, Registered Holders shall continue to have the piggyback rights set forth in this Section 10. The rights granted pursuant to the provisions of this Section 10 are not transferable by the Registered Holder.

         (b) The Company will use its best efforts to register or qualify the Eligible Shares covered by such registration statement under the securities or "blue sky" laws in such jurisdiction as the Registered Holder shall reside at the time of registration, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction.

         (c) The Registered Holder shall provide in writing to the Company such information as the Company may reasonably request in writing in connection with the registration of the Eligible Shares hereunder.

        The Registered Holder and the Company understand and mutually agree to indemnify and hold one another harmless as follows:

                  (i) The Company to indemnify and hold harmless the Registered Holder within the meaning of Section 15 of the Act as follows:


                           (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which the Registered Holder may become subject under the Act or otherwise (1) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) that arise our of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement, or any omission or alleged omission contained in any registration statement made pursuant or in accordance with this Section 10; and


                           (C) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonable incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (A) or (B) above; provided, however, that the indemnity provided pursuant to this Section 10(c) shall not apply with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Registered Holder expressly for use in any registration statement pursuant to this Section (10).


                  (ii) The Registered Holder agrees to indemnify and hold harmless the Company and its directors and officers, and each Person, if any, who controls the Company within the meaning of
                  Section 15 of the Act, to the same extent as the indemnity contained in Section (c)(i)(C)(i) above, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with written information furnished to the Company by the Registered Holder for use in a registration statement required to be made pursuant to this Section 10 relating to the Registered Holder's status as a selling security holder.


         (d) The Company will pay all Registration Expenses (as such term is hereinafter defined) in connection with any registration statement filed under this Section 10. All Selling Expenses (as such term is hereafter defined) in connection with such registration statement shall be born by the Registered Holder. For purposes of this Section 10(d), the term "Registration Expenses" shall mean all registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and independent public accountants for the Company and fees and expenses incurred in connection with applying for listing and quotation on any securities exchange or quotation service, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars; the term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Eligible Securities and fees and expenses of the Registered Holder's counsel, if any.


         11. Notices. All notices, demands, elections, or requests (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, by a nationally recognized overnight courier, delivery charges prepaid, or by facsimile or telegram to the Company, at:

11830 Windcreek Overlook
Alpharetta, Georgia 30003
Attn: Thomas P. Tanis, Jr., Chief Executive Officer,

and of the Registered Holder, at the address of such Registered Holder as set forth on the books maintained by the Company.

         12. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida and venue for any proceeding arising from or in connection herewith shall be in the state and federal courts of Florida. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience of reference and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the __ day of __________, 2002.



                              SYNDICATED FOOD SERVICE INTERNATIONAL, INC.


                              BY: ________________________________
                                  THOMAS P. TANIS, JR., CHIEF EXECUTIVE OFFICER

                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.


The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -           As tenants in common                                      UNIF GIFT MIN ACT
TENNANT -           As tenants by the entireties                                 Custodian
JR TEN -            As joint tenants with right                               (Cust)  (Minor)
                    or survivorship and not as                                under Uniform Gifts to Minors
                    tenants in common                                         Act_____________
                                                                                   (State)

Additional abbreviations may also be used though not in the above list.


                               FORM OF ASSIGNMENT

            (To be Executed by the Registered Holder if he Desires to
                Assign Warrants Evidenced by the Within Warrant
                                  Certificate)


FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto _______________________________ (_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocable constitute and appoint _________________________ Attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

DATE: _________________                  ______________________________________
                                         SIGNATURE

        The above signature must correspond with name as written upon the face of the Warrant Certificate in NOTICE: every particular, without alteration or enlargement or any change whatsoever.






Signature Guaranteed: __________________________________________________



SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

   (To be Executed by the Registered Holder if he Desires to Exercise Warrants
                     Evidenced by the Warrant Certificate)


To: Syndicated Food Service International, Inc.


        The undersigned hereby irrevocable elects to exercise
________________________________ (__________) Warrants, evidenced by the within
Warrant Certificate for, and to purchase thereunder, ___________________________________ (___________) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________________ and any applicable taxes.

        The undersigned requests that certificates for such shares be issued in the name of:




-------------------------------------------
(PLEASE PRINT NAME AND ADDRESS)


-------------------------------------------


-------------------------------------------
(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)


        If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:


-------------------------------------------
(PLEASE PRINT NAME AND ADDRESS)

-------------------------------------------


-------------------------------------------



                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

Dated: ___________                  Signature:  _______________________________




NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alternation or enlargement or any change whatsoever, or if singed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the Registered Holder hereof must be guaranteed







SIGNATURE GUARANTEED: __________________________________________________



SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.